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                                                                  Exhibit 23.04



CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Post-Effective Amendment No. 2 Form S-1 (File No. 333-53779) of our report dated
January 28, 1998, with respect to the financial statements of Jacom Computer Services, Inc. and to the reference to our firm under the caption "Expert" included in Form S-1, filed with the Securities and Exchange Commission.



/s/ BDO SEIDMAN, LLP
----------------------
    BDO Seidman, LLP


New York, New York
August 27, 1998